UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2001

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48034
(Address of principal executive offices)	(Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5. Other Events

     This Form 8-K is being filed solely to file the press release issued by Lear Corporation on October 23, 2001, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1 Press release issued October 23, 2001, filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date:	October 23, 2001	By: /s/ David C. Wajsgras David C. Wajsgras Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued October 23, 2001, filed herewith.

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